Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mattress Firm Holding Corp. (the “Company”) on Form 10-Q for the period ended July 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, R. Stephen Stagner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. Stephen Stagner
R. Stephen Stagner
President and Chief Executive Officer
(principal executive officer)

Dated: September 12, 2012